SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 1, 2005
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                                       FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of
           Directors; Appointment of Principal Officers.

    (d) Effective August 1, 2005, Jacob F. Alexander, III was elected by the Board of Directors of FNB Corp.(the "Company") as a director of the Company. Mr. Alexander is the president of The Alexander Companies, Inc., a commercial real estate development company, and A & H Investments, Inc. Both companies are based in Salisbury, North Carolina.

     There are no understandings or arrangements between Mr. Alexander and any other person pursuant to which Mr. Alexander was selected as a director. He presently does not serve on any committees of the Company's Board, although in the future he may be appointed to serve on a committee.

     The Company's bank subsidiary, First National Bank and Trust Company, is presently negotiating a real property lease with SBJA, LLC for a branch office in Salisbury, North Carolina. Mr. Alexander holds a 50% membership interest in SBJA, LLC. Although the terms of the lease, which is expected to have a 15-year term with First National Bank having the right to extend for four consecutive five-year periods, have not yet been finalized and the total lease amounts involved are not known, the transaction when completed will involve more than $60,000, with lease payments during the first year not to exceed $250,000.

     A press release dated August 2, 2005, announcing Mr. Alexander's election to the Company's Board, is attached as Exhibit 99.1 to the report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

     99.1 Press release dated August 1, 2005 announcing the election of Mr. Alexander as a director of the Company.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB CORP.

Date: August 5, 2005                       By /s/ Jerry A. Little
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                                               Jerry A. Little
                                               Secretary and Treasurer